                                                                   EXHIBIT 10.9


                                LEASE AGREEMENT

        THIS LEASE ("Lease") is made by and between Douglas Dynamics, L.L.C., a Delaware Limited Liability Company ("Lessor") and Flour City Architectural Metals, Inc., a Delaware corporation ("Lessee").

                                  WITNESSETH:

        1. Lease of Premises - Lessor, in consideration of the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter set out, does hereby lease to Lessee, the space shown on Attachment A hereto at 915 Riverview Drive, Route 9, Johnson City, Tennessee, together with improvements belonging thereto, but subject to easements and restrictions of record ("Premises"). This Lease shall include a non-exclusive right to use the parking areas, roadways, means of ingress and egress, sidewalks and rest rooms.

        2. Term - The term of this Lease shall be for five (5) years beginning on January 1, 1997, and ending on December 31, 2001. Notwithstanding any other term to the contrary, Lessor may terminate this Lease upon six (6) months written notice after December 31, 1997, in the event that Lessor terminates all its operations at the facility where the Premises are located and with the intent to sell the premises.

        3. Occupancy and Use - The Lessee shall use the Premises for general office use and shall abide by all rules of Lessor. Lessee shall at its own cost and expense, obtain any and all licenses and permits necessary for any use permitted herein. Lessee shall not, without Lessor's permission, use or do anything, or allow anything to be used or done upon the Premises which will invalidate any policy of insurance now or hereafter carried on the Premises or any of the contents thereof, or which may be dangerous or explosive or that might be dangerous to people or property so as to cause an increase in the rate of fire and/or casualty insurance on the Premises. If Lessor grants such permission, it shall be solely on the condition that Lessee shall pay on demand any increase in any insurance premium(s) on the Premises or the contents thereof resulting from any such use. Lessee shall not in any manner deface or injure the Premises or any part thereof, or overload the floors of the Premises. Lessee will not permit any objectionable noise or odors to escape or to be emitted from the Premises or do anything or permit anything to be done in any way tending to disturb any other tenant in the building in which the Premises are located or the occupants of the neighboring buildings.

        With respect to the use or occupation of the Premises by the Lessee, Lessee shall comply at its cost and expense with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction or recommendation of any public officer or officers, pursuant to law, or any reasonable request of any insurance company carrying any insurance on the Premises or any of the contents thereof.

        4. Rent - Lessor agrees to lease the Premises to Lessee for the annual rent of Ten Thousand Dollars ($10,000) for each of the first three (3) years of the term of this Lease and Fifty Thousand Dollars ($50,000) for the final two (2) years of this Lease and other valuable consideration, the sufficiency of which is hereby acknowledged, to be paid no later than January 1 of each year. If any rent or payment of any other charges or expenses payable herein is not paid within ten (10) days after its due date, it shall be subject to late payment penalty of 1 1/2 percent of the unpaid amount due for each month or fraction thereof that such amount remains unpaid, or such lesser amount as may be the


                                      - 1-                              1/16/97
maximum amount permitted by law, until paid. All rent and sum provided to be paid under this Lease shall be paid to Lessor at the address stated in Paragraph 25 of this Lease.

        5. Utilities - Lessor shall, at it sole cost and expense, provide, heat, ventilation, air conditioning, water, gas and electricity to the Premises at a service level consistent with the level and hours of such services provided prior the commencement of the term of the Lease.

        6. Telephone - Lessee shall pay and discharge, or cause to be paid and discharged, all charges for its telephone service or services furnished to the Premises during this Lease. All items that can be identified including maintenance costs, expansions and modifications and identified long distance charges will be direct charged at costs. Common equipment and services will be prorated by the ratio of long distance charges of Lessor and Lessee including local service and T-I Invoicing. The ratio will be calculated each in six (6) months at or near year end and mid-year. The main system switch of the telephone equipment will be charged at a flat $250 per month.

        7. Furniture - Lessor shall provide for Lessee's use on the Premises during the term of the Lease the office furniture and equipment set forth on Attachment B ("Office Equipment"). Upon termination of the Lease, Lessor shall (i) transfer title to Lessee to the owned Office Equipment for one dollar ($1.00) for consideration and (ii) assign to Lessee any leases of Office Equipment which have not been terminated.

        8. Assignment and Subletting - Lessee shall not, without Lessor's prior written consent assign, mortgage, hypothecate or otherwise encumber this Lease or the Lease interest granted hereby, or any interest therein, or permit the use of the Premises or any part thereof by any person or persons other than Lessee, or sublet the Premises or any part thereof.

        9. Lessor's Land and Security Interest - In addition to Lessor's lien provided by law, Lessor shall have and Lessee hereby grants to Lessor a security interest in all goods, furniture, fixture, equipment, supplies and other property of Lessee on the Premises and all proceeds thereof, as security for all Lessee's obligations under this Lease. Lessee shall have a right, however, to sell its merchandise in the normal course of business free of this lien and security interest. Any requirement of reasonable notice to Lessee of Lessor's intention to dispose of Lessee's property to enforce the security interest shall be satisfied by notice given in the manner prescribed in Paragraph 27 of this Lease at least five (5) days before the time of such disposition. Any such sale to enforce Lessor's security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held on the Premises after advertisement, with the time, place and method of sale and a general description of the property to be sold, in a Washington County, Tennessee, daily newspaper for five (5) consecutive business or other days prior to the sale. Lessor shall have all rights and remedies of a security party under law.

        10. Alterations and Improvements - Lessee shall make no alterations, deletions or improvements to the Premises, including the installation of trade fixtures, without the prior written consent of Lessor. Any alterations or improvements shall be at the expense of Lessee.

        11. Abandoned Property - All of Lessee's furniture, movable trade fixtures and personal property not removed from the Premises within five (5) days of Lessor's written request at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Lessee, and Lessor may declare such property to be the property of Lessor or may dispose of such property by any method it deems advisable.

        12. Holding Over - Any holding over by Lessee after termination of this Lease by lapse of time or otherwise (except under actual or deemed exercise of an option under Paragraph 10 below) shall not operate to extend or renew this Lease except by express mutual written agreement between the parties hereto. In the absence of such agreement, Lessee shall continue in possession as a month-to-month tenant only, and either party may thereafter terminate such occupancy at the end of any calendar month by first giving to the other party at least thirty (30) days prior written notice.

        13. Default - The following events shall constitute events of default:

        a. Lessee's failure to pay rent or other sums payable by Lessee under this Lease when due.

        b. Lessee's failure to comply with other provisions of this Lease if such default shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, unless such default cannot be reasonably cured within thirty (30) days and continue diligently to pursue the curing of the same.

        c. If the leasehold estate hereby created shall be taken on execution or by other process of law, except eminent domain.

        d. If Lessee shall vacate, abandon or fail to use the Premises for a period in excess of thirty (30) days.

        14. Remedies - In the event of any default set forth in the preceding paragraph, Lessor may, at its option, exercise any one or more, or all, of the remedies listed below. No such remedy herein or otherwise conferred upon or reserved to Lessor shall be considered exclusive of any other remedy and the same shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or statute, and every power and remedy given by this Lease to Lessor may be exercised from time to time and as often as the occasion may arise or as may be deemed by Lessor to be expedient.

        a. Lessor may, without terminating this Lease, enter upon the Premises without being liable for prosecution or any claim for damages therefor, and do Lessee is obligated to do under the terms of this Lease other than payment of rent, in which event Lessee shall reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease.

        b. Lessor may if it elects to do so, bring suit for the collection of rent or any other damages resulting from Lessee's default without entering into possession of the Premises or voiding this Lease.

        c. Lessor may enter upon and take possession of the Premises as Lessee's agent without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and relet the premises as Lessee's agent and receive rent therefor. Lessee agrees to pay Lessor on demand for any cost incurred by Lessor by such reletting, including costs of renovating or repairing the Premises for a new tenant. It is expressly understood and agreed however that Lessor shall have no duty to relet the premises and Lessor's failure to do so shall not release or affect Lessee's liability for rent or damages. If upon reletting Lessor shall receive less than Lessee should have paid under this Lease, Lessee shall pay Lessor the difference. If upon reletting Lessor shall receive more than Lessee should have paid under this Lease, Lessor shall retain the full amount of such payment from such new tenant.

        d. Lessor may terminate this Lease on five (5) days written notice to Lessee and this Lease shall terminate on the date specified therein. Lessee shall quit and surrender the Premises by said date, failing which, Lessor may enter upon the Premises forthwith or any subsequent time without additional notice or demand, without being liable for prosecution of any claim for damages therefor, and expel Lessee and those claiming under it and remove their effects without being guilty of any manner of trespass. Lessee agrees that if Lessor shall cause Lessee's goods or effects to be removed from the Premises pursuant to the terms hereof or of any court order, Lessor's act of so removing such goods or effects shall be deemed to be the act of and for the account of Lessee. In the event of such termination, Lessor may collect from Lessee all rent or other amounts due Lessor up to the date of termination and all expenses in connection with Lessor's reletting of the Premises, including without limitation, all reasonable costs, fees and expenses of repossession, brokers, advertising, repairing, cleaning, repainting and remodeling the Premises for reletting.

        15. Subordination - Lessor reserves the right to sell, assign, transfer, mortgage or convey any or all rights it may have in the Premises and/or the subject of this Lease. However, the subordination of this Lease to any mortgage hereafter placed upon the Premises shall be upon the express condition that this Lease is recognized by Lessor's mortgagee and that the rights of Lessee hereunder shall remain in force despite any foreclosure proceedings with respect to any such mortgage, provided Lessee is not in default of any of its obligations under this Lease. Upon the request of Lessor, Lessee shall execute any and all instruments deemed by Lessor necessary and advisable to subject or subordinate this Lease, and any rights given to Lessee by this Lease, to any such mortgage.

        16. Quiet Enjoyment - Lessor covenants with the Lessee that the Lessee, having performed its covenants and agreements herein set forth, shall have quiet and peaceable possession of the Premises on the terms and conditions herein provided.

        17. Governing Law - The law of the State of Tennessee, including choice of law rules, shall apply to this Lease.

        18. Entire Agreement - This Lease forms the entire agreement between the parties and no provision herein shall be altered, waived, amended or extended, except by writing signed by both parties. Lessor and Lessee shall not be considered to have waived any of the rights, covenants or conditions of this Lease unless evidenced by its written waiver, and the waiver of one default or right shall not constitute the waiver of any other.

        19. Severability - If any clause or provision of this Lease is illegal, invalid or unenforceable under present and future laws the remainder of this Lease shall not be affected thereby, and there shall be added as part of this Lease at replacement clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

        20. Successors - The provisions of this Lease shall be binding and inure to the benefit of the Lessor and Lessee, and their respective successors, assigns, heirs, executors and administrators.

        21. Heading - The headings of any particular paragraphs herein are intended only for convenience and are in no way to be construed as a part of this Lease or as a limitation of the scope of the particular paragraphs to which they refer.

        22. Survival of Obligations - All obligations of Lessee hereunder not fully performed as on the expiration or termination of the term of this Lease shall survive the expiration or early termination of the term hereof, except only as otherwise provided herein.

        23. Independent Covenants - Lessee's covenants hereunder are independent of Lessor's covenants hereunder and Lessee shall have no right to withhold performance or compliance of any of its covenants (including also payment of rent) on account of any alleged failure by Lessor to perform or comply with any of Lessor's covenants.

        24. Additional Rights of Lessor - In addition to other rights conferred by this Lease or by law, Lessor reserves the right, to be exercised by Lessor's sole discretion, and provided Lessor reasonably exercises such right, to: change the name of the Premises; install and obtain a sign or signs on the exterior or interior of the Premises; change the street address of the Premises; designate all sources furnishing signs, sign painting and lettering; take all measures as may be necessary or desirable for the safety and protection of the Premises; have pass keys to the Premises; run necessary pipes, conduits and ducts through the Premises; renovate, refurnish, relocate or modify the common areas; and carry on any work, repairs, alterations or improvements in or about the Premises or in the vicinity thereof. This paragraph shall not be construed to alter or create any obligations provided in this Lease.

        25. Attorneys' Fees - If either the Lessor or Lessee brings any action under this Lease, the unsuccessful party agrees in each case to pay the prevailing party's reasonably attorney's fees and other costs and expenses incurred by the prevailing party in connection therewith.

        26. Eminent Domain - Should the Premises be taken, appropriated or condemned for public purposes, or voluntarily transferred in legal condemnation, in whole or in such substantial part as to render the Premises unsuitable for Lessee's purposes, the term of this Lease shall, at the option of Lessor in the first instance (taken, etc. for public purposes) and at that the option of the Lessee in the second instance (voluntarily transferred), terminate when Lessee's right to possession is terminated. If neither party exercises this option to terminate within ten (10) days after the date of such taking, or if the portion of the premises taken, appropriated, condemned or voluntarily transferred in lieu of condemnation does not render the premises unsuitable for Lessee's purposes, then this Lease shall terminate only as to the part taken or conveyed on the date Lessee shall yield possession, and Lessor shall make such repairs and alterations as may be necessary to make the part not taken usable. All compensation awarded for such taking of the Premises shall belong to and be the property of the Lessor without any deduction therefor for any present or future estate of Lessee and Lessee hereby assigns to Lessor all of its right, title and interest to such award. However, Lessee shall have the right to recover from the condemning authority, but not from Lessor, such compensation as may be awarded to Lessee on account of the interruption of Lessee's business, for moving and relocation expenses and for depreciation to and removal of Lessee's goods and trade fixtures.


                                     - 5 -                              1/16/97

        27. Notices and Payment. All monies due under this Lease and any notice required or permitted to be given under this Lease should be delivered in person or mailed postage prepaid to the party who is to receive such payment at the addresses set forth below or to such other places as may be designated in writing by Lessor or Lessee.

        If to Lessor:

                Douglas Dynamics, L.L.C.
                7777 North 73rd Street
                Milwaukee, WI 53223

        with a copy to:

                Armco Inc.
                One Oxford Centre
                301 Grant Street
                Pittsburgh, PA 15219-1415

        If to Lessee:

                Flour City Architectural Metals, Inc.
                915 Riverview Drive, Rt. 9
                Johnson City, TN 37601

        28. Public Liability Insurance - Lessee hereby agrees to indemnify, protect, save and hold harmless Lessor, its respective representatives, agents, servants and employees, from and against any and all liability, costs and expense (including attorneys' fees) arising out of or connected with the use or occupancy of the Premises or the common areas by Lessee and/or by any of Lessee's representatives, agents, servants, employees, licensees, invitees or guests pursuant to this Lease, which use or occupancy results in any injury, sickness or death, or alleged injury or death whatsoever to third persons and/or their property. In the event that any such claim is alleged against Lessor and/or its successors or assigns by anyone arising out of the use or occupancy of the Premises or the common area by Lessee or by its representatives, agents, servants, employees, licensees, invitees, or guests, it is expressly understood and agreed that Lessee shall take over the defense of each and every claim promptly and pay all attorney's fees, verdicts, judgments, settlement payment and all other costs and expenses whatsoever incurred in connection with the defense of all such claims, without exception, it being expressly understood that Lessee shall remain fully responsible for all such claims and will hold the aforementioned indemnities completely harmless from and against any cost or expense whatsoever in connection therewith.

        During the term of this Lease, and any extension thereof, Lessee shall, at its own cost and expense, maintain and provide general liability insurance coverage for the benefit and protection of Lessee, Lessor and Lessor's agents, employees or representatives, as their interest may appear, in an amount not less than Five Million Dollars ($5,000,000) combined single limit for personal injury, bodily injury or property damage, or in such greater amounts of insurance coverage as Lessor may from time to time reasonably require, against liability of Lessee and its authorized representatives arising out of or in connection with Lessee's use or occupancy of the Premises or the common areas. Lessor and Lessor's agents, employees and representatives shall be named as additional insured parties in all such insurance policies, as their respective interests may appear. Such insurance shall be with a company acceptable to Lessor and admitted to the business in the State of Tennessee. All such insurance policies shall be maintained by Lessee in full force and effect during the entire term of this Lease and certificates indicating such policies are in full force and providing thirty (30) days written notice to Lessor prior to cancellation or material change shall be provided to Lessor. Should Lessee fail to carry such insurance or to furnish Lessor with the required insurance certificates after notification from Lessor to do so, Lessor shall have the right to obtain such insurance and Lessee shall pay the reasonable cost thereon to Lessor upon the demand.

29. Lessor's Right of Entry - Lessor shall have a right to enter the Premises at all reasonable times, upon reasonable notice and in a reasonable manner for the purpose of examining the Premises and making repairs, alterations and improvements either to the Premises or to the utility lines or other facilities of the Premises or to install such lines or facilities.

30. Surrender of Premises - At the expiration of this Lease, or at any earlier termination of this Lease pursuant to any provisions hereof, Lessee shall surrender the Premises in as good condition as they were at the beginning of this Lease or, subject to Lessee's obligations to remove alterations, additions or improvements as provided herein and to make repairs therefor, as improved during Lessee's occupancy, normal wear and tear excepted, failing which Lessor may restore the Premises and fixtures to such condition and Lessee shall pay the reasonable cost thereof upon demand. All of Lessee's personal property, furniture and trade fixtures not removed from the Premises when Lessee leaves the Premises on termination of this Lease shall thereupon be conclusively presumed to be abandoned by Lessee and forthwith become Lessor's property provided, however, that Lessor may require Lessee to remove such property, furniture or trade fixtures or have such property removed at a reasonable cost to be paid by the Lessee.

                              DOUGLAS DYNAMICS, L.L.C.

                              By: /s/ JOHN B. COREY
                                 ----------------------------------
                              Title:  President
                                    -------------------------------
                              Date    January 29, 1997
                                    -------------------------------

                              FLOUR CITY ARCHITECTURAL METALS, INC.

                              By: /s/ MICHAEL J. RUSSO
                                 ----------------------------------
                              Title: President
                                    -------------------------------
                              Date   [ILLEGIBLE]
                                    -------------------------------

                                 ATTACHMENT "A"



                                     [MAP]

                                  ATTACHMENT B



FC-1    FED-X TABLE                     FC-51   WORKSTATION
FC-2    FED-X POWERSHIP                 FC-51   PRIME MACHINE
FC-3    CHAIR                           FC-53   CHAIR
FC-4    CHAIR                           FC-54   TABLE
FC-5    DRAWING TABLE                   FC-55   WORKSTATION
FC-6    TABLE                           FC-56   PRIME MACHINE
FC-7    WORKSTATION                     FC-57   CAD MACHINE
FC-8    CAD MACHINE                     FC-58   CHAIR
FC-9    CHAIR                           FC-59   FILE CABINET (2 DRAWER)
FC-10   EPSON PRINTER                   FC-60   FILE CABINET (2 DRAWER)
FC-11   WORKSTATION                     FC-61   LARGE METAL DESK
FC-12   CAD MACHINE                     FC-62   CHAIR
FC-13   TABLE                           FC-63   PLOTTER (JDL AUTO)
FC-14   CHAIR                           FC-64   PLOTTER (JDL AUTO)
FC-15   CHAIR                           FC-65   STORAGE CABINET
FC-16   TABLE                           FC-66   TABLE
FC-17   WORKSTATION                     FC-67   TABLE
FC-18   CHAIR                           FC-68   PLOTTER (XEROX 3050)
FC-19   CAD MACHINE                     FC-69   PLOTTER (VERSATEK)
FC-20   TABLE                           FC-70   TABLE
FC-21   WORKSTATION                     FC-71   WYSE TERMINAL
FC-22   CAD MACHINE                     FC-72   XEROX 8812 PRINTER
FC-23   CHAIR                           FC-73   CAD MACHINE
FC-24   TABLE                           FC-74   CHAIR
FC-25   WORKSTATION                     FC-75   CHAIR
FC-26   CAD MACHINE                     FC-76   PLOTTER (HP)
FC-27   CHAIR                           FC-77   SHELVES
FC-28   XEROX 5018 COPIER               FC-78   FILE CABINET (3 DRAWER)
FC-29   CANON B550 FAX                  FC-79   FILE CABINET (3 DRAWER)
FC-30   TABLE                           FC-80   FILE CABINET (3 DRAWER)
FC-31   CHAIR                           FC-81   FILE CABINET (3 DRAWER)
FC-32   CAD MACHINE                     FC-82   FILE CABINET (3 DRAWER)
FC-33   WORKSTATION                     FC-83   FILE CABINET (3 DRAWER)
FC-34   LARGE METAL DESK                FC-84   FILE CABINET (3 DRAWER)
FC-35   LARGE METAL DESK                FC-85   FILE CABINET (3 DRAWER)
FC-36   WORKSTATION                     FC-86   FILE CABINET (3 DRAWER)
FC-37   CAD MACHINE                     FC-87   FILE CABINET (3 DRAWER)
FC-38   CHAIR                           FC-88   FILE CABINET (3 DRAWER)
FC-39   PRIME MACHINE                   FC-89   FILE CABINET (4 DRAWER)
FC-40   CHAIR                           FC-90   FILE CABINET (4 DRAWER)
FC-41   FILE CABINET (2 DRAWER)         FC-91   FILE CABINET (4 DRAWER)
FC-42   TABLE                           FC-92   FILE CABINET (4 DRAWER)
FC-43   EPSON PRINTER                   FC-93   FILE CABINET (4 DRAWER)
FC-44   TABLE                           FC-94   DRAWING DRAWERS
FC-45   WORKSTATION                     FC-95   DRAWING DRAWERS
FC-46   CAD MACHINE                     FC-96   DRAWING DRAWERS
FC-47   PRIME MACHINE                   FC-97   DRAWING DRAWERS
FC-48   CHAIR                           FC-98   DRAWING DRAWERS
FC-49   FILE CABINET (2 DRAWER)         FC-99   DRAWING DRAWERS
FC-50   TABLE                           FC-100  DRAWING DRAWERS

FC-101  DRAWING DRAWERS                 FC-151  CAD MACHINE
FC-102  DRAWING DRAWERS                 FC-152  PRIME MACHINE
FC-103  DRAWING DRAWERS                 FC-153  CHAIR
FC-104  DRAWING DRAWERS                 FC-154  FILE CABINET (2 DRAWER)
FC-105  DRAWING DRAWERS                 FC-155  TABLE
FC-106  DRAWING DRAWERS                 FC-156  TABLE
FC-107  DRAWING DRAWERS                 FC-157  TABLE
FC-108  DRAWING DRAWERS                 FC-158  TABLE
FC-109  DRAWING DRAWERS                 FC-159  WORKSTATION
FC-110  DRAWING DRAWERS                 FC-160  CAD MACHINE
FC-111  DRAWING DRAWERS                 FC-161  PRIME MACHINE
FC-112  DRAWING DRAWERS                 FC-162  CHAIR
FC-113  DRAWING DRAWERS                 FC-163  FILE CABINET (2 DRAWER)
FC-114  DRAWING DRAWERS                 FC-164  FILE CABINET (2 DRAWER)
FC-115  DRAWING DRAWERS                 FC-165  FILE CABINET (2 DRAWER)
FC-116  FILE CABINET (4 DRAWER)         FC-166  WORKSTATION
FC-117  FILE CABINET (4 DRAWER)         FC-167  PRIME MACHINE
FC-118  FILE CABINET (4 DRAWER)         FC-168  CAD MACHINE
FC-119  FILE CABINET (4 DRAWER)         FC-169  CHAIR
FC-120  FILE CABINET (4 DRAWER)         FC-170  WORKSTATION
FC-121  FILE CABINET (4 DRAWER)         FC-171  PRIME MACHINE
FC-122  CARD FILES                      FC-172  CHAIR
FC-123  CARD FILES                      FC-173  BOOKCASE
FC-124  CARD FILES                      FC-174  BOOKCASE
FC-125  CARD FILES                      FC-175  BOOKCASE
FC-126  CARD FILES                      FC-176  TABLE
FC-127  CARD FILES                      FC-177  CHAIR
FC-128  CARD FILES                      FC-178  TABLE
FC-129  TABLE                           FC-179  TABLE
FC-130  MICROWAVE                       FC-180  CHAIR
FC-131  SHELVES                         FC-181  WORKSTATION
FC-132  MICROWAVE                       FC-182  PRIME MACHINE
FC-133  REFRIGERATOR                    FC-183  FILE CABINET (4 DRAWER)
FC-134  PRIME MACHINE                   FC-184  DRAWING TABLE
FC-135  PARTIAL DESK                    FC-185  WORKSTATION
FC-136  PARTIAL DESK                    FC-186  CHAIR
FC-137  PARTIAL DESK                    FC-187  AMS COMPUTER
FC-138  PARTIAL DESK                    FC-188  DESK
FC-139  FILE CABINET (2 DRAWER)         FC-189  TABLE
FC-140  FILE CABINET (2 DRAWER)         FC-190  CHAIR
FC-141  MEMOREX COMPUTER                FC-191  FILE CABINET (4 DRAWER)
FC-142  CAD MACHINE                     FC-192  FILE CABINET (4 DRAWER)
FC-143  TABLE                           FC-193  FILE CABINET (4 DRAWER)
FC-144  PRIME MACHINE                   FC-194  FILE CABINET (4 DRAWER)
FC-145  WORKSTATION                     FC-195  LARGE WOOD CREDENZA
FC-146  CHAIR                           FC-196  TABLE
FC-147  TABLE                           FC-197  MAGITRONIC COMPUTER
FC-148  CHAIR                           FC-198  DESK
FC-149  EPSON PRINTER                   FC-199  FILE CABINET (2 DRAWER)
FC-150  WORKSTATION                     FC-200  FILE CABINET (2 DRAWER)

FC-201  CREDENZA                        FC-251  ACER COMPUTER
FC-202  CHAIR                           FC-252  DESKJET 580C PRINTER
FC-203  CHAIR                           FC-253  CHAIR
FC-204  CHAIR                           FC-254  TABLE
FC-205  TABLE                           FC-255  DESKJET 600C PRINTER
FC-206  DRAWING TABLE                   FC-256  LATERAL FILE (2 DRAWER)
FC-207  CHAIR                           FC-257  DESK
FC-208  FILE CABINET (2 DRAWER)         FC-258  CHAIR
FC-209  BOOKSHELF                       FC-259  MAGITRONIC COMPUTER
FC-210  BOOKSHELF                       FC-260  TABLE
FC-211  BOOKSHELF                       FC-261  FILE CABINET (2 DRAWER)
FC-212  TABLE                           FC-262  DRAWING TABLE
FC-213  FILE CABINET (4 DRAWER)         FC-263  FILE CABINET (2 DRAWER)
FC-214  TABLE                           FC-264  FILE CABINET (2 DRAWER)
FC-215  AMS COMPUTER                    FC-265  FILE CABINET (2 DRAWER)
FC-216  FILE CABINET (2 DRAWER)         FC-266  FILE CABINET (2 DRAWER)
FC-217  CHAIR                           FC-267  FILE CABINET (2 DRAWER)
FC-218  DESK                            FC-268  WORKSTATION
FC-219  CHAIR                           FC-269  CHAIR
FC-220  DESKJET 600 PRINTER             FC-270  CHAIR
FC-221  FILE CABINET (2 DRAWER)         FC-271  DESK
FC-222  DESK                            FC-272  BOOKSHELF
FC-223  ACER COMPUTER                   FC-273  CHAIR
FC-224  DESK                            FC-274  CHAIR
FC-225  FILE CABINET (2 DRAWER)         FC-275  BOOKSHELF
FC-226  BOOKSHELF                       FC-276  DESKJET 600 PRINTER
FC-227  TABLE                           FC-277  CHAIR
FC-228  CHAIR                           FC-278  TABLE
FC-229  CHAIR                           FC-279  TABLE
FC-230  WORKSTATION                     FC-280  DESK
FC-231  TABLE                           FC-281  MAGITRONIC COMPUTER
FC-232  BOOKSHELF                       FC-282  CHAIR
FC-233  BOOKSHELF                       FC-283  FILE CABINET (SMALL)
FC-234  BOOKSHELF                       FC-284  EPSON PRINTER
FC-235  DRAWING TABLE                   FC-285  CHAIR
FC-236  WORKSTATION                     FC-286  FILE CABINET (2 DRAWER)
FC-237  CHAIR                           FC-287  DESK
FC-238  FILE CABINET (2 DRAWER)         FC-288  MAGITRONIC COMPUTER
FC-239  CHAIR                           FC-289  WORK TABLE
FC-240  LARGE WOOD TABLE                FC-290  BOOKSHELF
FC-241  MAGITRONIC COMPUTER             FC-291  CHAIR
FC-242  LARGE METAL DESK                FC-292  CHAIR
FC-243  CABINET                         FC-293  CHAIR
FC-244  BOOKSHELF                       FC-294  LATERAL FILE (2 DRAWER)
FC-245  BOOKSHELF                       FC-295  DESKJET 580C PRINTER
FC-246  DESK                            FC-296  LATERAL FILE (2 DRAWER)
FC-247  TABLE                           FC-297  WORKSTATION
FC-248  FILE CABINET (4 DRAWER)         FC-298  CHAIR
FC-249  TABLE                           FC-299  CHAIR
FC-250  CHAIR                           FC-300  PENTIUM COMPUTER
FCC-301  CHAIR                          FCC-351  CHAIR
FCC-302  CHAIR                          FCC-352  DESK
FCC-303  LATERAL FILE (2 DRAWER)        FCC-353  COMPUTER TABLE
FCC-304  DESK                           FCC-354  COMPUTER TABLE
FCC-305  WORKSTATION                    FCC-355  CREDENZA
FCC-306  DESKJET 600 PRINTER            FCC-356  BOOKCASE
FCC-307  MAGITRONIC COMPUTER            FCC-357  FILE CABINET (4 DRAWER)
FCC-308  BOOKSHELF                      FCC-358  FILE CABINET (4 DRAWER)
FCC-309  DESKJET 600C PRINTER           FCC-359  FILE CABINET (4 DRAWER)
FCC-310  CHAIR                          FCC-360  LATERAL FILE (2 DRAWER)
FCC-311  CHAIR                          FCC-361  LATERAL FILE (2 DRAWER)
FCC-312  DESK                           FCC-362  LATERAL FILE (2 DRAWER)
FCC-313  CHAIR                          FCC-363  FILE CABINET (2 DRAWER)
FCC-314  MAGITRONIC COMPUTER            FCC-364  DESK
FCC-315  TABLE                          FCC-365  CHAIR
FCC-316  CHAIR                          FCC-366  CREDENZA
FCC-317  CHAIR                          FCC-367  LATERAL FILE (2 DRAWER)
FCC-318  DRAWING RACK                   FCC-368  MAGITRONIC COMPUTER
FCC-319  CHAIR                          FCC-369  EPSON PRINTER
FCC-320  DESK                           FCC-370  CHAIR
FCC-321  MAGITRONIC COMPUTER            FCC-371  CHAIR
FCC-322  TABLE                          FCC-372  BOOKSHELF
FCC-323  EPSON PRINTER                  FCC-373  BOOKSHELF
FCC-324  FILE CABINET (2 DRAWER)        FCC-374  FILE CABINET (4 DRAWER)
FCC-325  FILE CABINET (3 DRAWER)        FCC-375  FILE CABINET (4 DRAWER)
FCC-326  CHAIR                          FCC-376  CHAIR
FCC-327  CHAIR                          FCC-377  CHAIR
FCC-328  CHAIR                          FCC-378  DESK
FCC-329  CHAIR                          FCC-379  IBM COMPUTER
FCC-330  LASERJET 4 PRINTER             FCC-380  MENTOR COMPUTER
FCC-331  PRINTER STAND                  FCC-381  CHAIR
FCC-332  BOOKSHELF                      FCC-382  TABLE
FCC-333  CONFERENCE TABLE (SMALL)       FCC-383  IBM COMPUTER
FCC-334  FILE CABINET (2 DRAWER)        FCC-384  FILE CABINET (4 DRAWER)
FCC-335  CREDENZA                       FCC-385  FILE CABINET (4 DRAWER)
FCC-336  DESK (MANAGEMENT)              FCC-386  FILE CABINET (4 DRAWER)
FCC-337  LAPTOP COMPUTER                FCC-387  FILE CABINET (4 DRAWER)
FCC-338  FILE CABINET (4 DRAWER)        FCC-388  FILE CABINET (4 DRAWER)
FCC-339  FILE CABINET (4 DRAWER)        FCC-389  FILE CABINET (3 DRAWER)
FCC-340  DESK                           FCC-390  PORTABLE FILE
FCC-341  PENTIUM COMPUTER               FCC-391  FILE CABINET (4 DRAWER)
FCC-342  LATERAL FILE (2 DRAWER)        FCC-392  FILE CABINET (4 DRAWER)
FCC-343  DESKJET 540 PRINTER            FCC-393  FILE CABINET (4 DRAWER)
FCC-344  CREDENZA                       FCC-394  FILE CABINET (4 DRAWER)
FCC-345  CHAIR                          FCC-395  FILE CABINET (4 DRAWER)
FCC-346  CHAIR                          FCC-396  FILE CABINET (4 DRAWER)
FCC-347  FILE CABINET (2 DRAWER)        FCC-397  FILE CABINET (4 DRAWER)
FCC-348  FILE CABINET (2 DRAWER)        FCC-398  FILE CABINET (4 DRAWER)
FCC-349  FILE CABINET (2 DRAWER)        FCC-399  FILE CABINET (4 DRAWER)
FCC-350  FILE CABINET (2 DRAWER)        FCC-400  FILE CABINET (4 DRAWER)



FC-401  FILE CABINET (4 DRAWER)         FC-451  FILE CABINET (2 DRAWER)
FC-402  FILE CABINET (4 DRAWER)         FC-452  PORTABLE FILE
FC-403  FILE CABINET (4 DRAWER)         FC-453  CHAIR
FC-404  FILE CABINET (4 DRAWER)         FC-454  DESK
FC-405  TABLE                           FC-455  PANASONIC PRINTER
FC-406  CHAIR                           FC-456  SMALL CABINET
FC-407  XEROX TYPEWRITER                FC-457  GENERIC COMPUTER
FC-408  ADLER ROYAL TYPEWRITER          FC-458  CHAIR
FC-409  DESK                            FC-459  DESK
FC-410  CHAIR                           FC-460  CHAIR
FC-411  FILE CABINET (4 DRAWER)         FC-461  TABLE
FC-412  FILE CABINET (4 DRAWER)         FC-462  CHAIR
FC-413  FILE CABINET (4 DRAWER)         FC-463  DESK
FC-414  FILE CABINET (4 DRAWER)         FC-464  CHAIR
FC-415  FILE CABINET (4 DRAWER)         FC-465  CABINET (2 DRAWER)
FC-416  CHAIR                           FC-466  FILE CABINET (2 DRAWER)
FC-417  CHAIR                           FC-467  IBM COMPUTER
FC-418  DESK                            FC-468  COMPUTER TABLE
FC-419  IBM COMPUTER                    FC-469  CHAIR
FC-420  LATERAL FILE (2 DRAWER)         FC-470  CHAIR
FC-421  FOLLOWES SHREDDER               FC-471  CHAIR
FC-422  FILE CABINET (4 DRAWER)         FC-472  DESK
FC-423  GLASS BOOKSHELF                 FC-473  FILE CABINET (2 DRAWER)
FC-424  CHAIR                           FC-474  FILE CABINET (2 DRAWER)
FC-425  CHAIR                           FC-475  COMPUTER STATION
FC-426  EPSON PRINTER                   FC-476  COMPUTER TABLE
FC-427  PRINTER STAND                   FC-477  EPSON PRINTER
FC-428  DESK                            FC-478  MAGITRONIC COMPUTER
FC-429  CHAIR                           FC-479  LATERAL FILE (2 DRAWER)
FC-430  FILE CABINET (2 DRAWER)         FC-480  LATERAL FILE (2 DRAWER)
FC-431  COMPUTER TABLE                  FC-481  DESK
FC-432  LATERAL FILE (2 DRAWER)         FC-482  TABLE
FC-433  CHECK SIGNING MACHINE           FC-483  FILE CABINET (4 DRAWER)
FC-434  IBM COMPUTER                    FC-484  CHAIR
FC-435  DESK                            FC-485  FILE CABINET (4 DRAWER)
FC-436  CHAIR                           FC-486  DESKJET 540 PRINTER
FC-437  IBM COMPUTER                    FC-487  TABLE
FC-438  COMPUTER TABLE                  FC-488  MAGITRONIC COMPUTER
FC-439  AGI COMPUTER ???                FC-489  DESK
FC-440  FILE CABINET (3 DRAWER)         FC-490  CHAIR
FC-441  FILE CABINET (2 DRAWER)         FC-491  CHAIR
FC-442  PAYROLL CABINET (4 SECTIONS)    FC-492  CHAIR
FC-443  PAYROLL CABINET (4 SECTIONS)    FC-493  DESK
FC-444  PORTABLE FILE                   FC-494  TABLE
FC-445  PORTABLE FILE                   FC-495  FILE CABINET (4 DRAWER)
FC-446  DESK                            FC-496  MENTOR COMPUTER
FC-447  CHAIR                           FC-497  COMPUTERWORKS COMPUTER
FC-448  CHAIR                           FC-498  EPSON PRINTER
FC-449  TABLE                           FC-499  CONFERENCE TABLE
FC-450  SHARP COPIER                    FC-500  CHAIR

FC-501  CHAIR                           FC-551  MAGNITRONIC COMPUTER
FC-502  CHAIR                           FC-552  CHAIR
FC-503  CHAIR                           FC-553  CHAIR
FC-504  CHAIR                           FC-554  SMALL TABLE
FC-505  CHAIR                           FC-555  PRINTER STAND
FC-506  CHAIR                           FC-556  DESKJET 540 PRINTER
FC-507  CHAIR                           FC-557  FILE CABINET (2 DRAWER)
FC-508  WORKSTATION                     FC-558  BOOKSHELF
FC-509  CHAIR                           FC-559  WORKSTATION
FC-510  FILE CABINET (2 DRAWER)         FC-560  CHAIR
FC-511  PORTABLE FILE                   FC-561  TABLE
FC-512  WORD PROCESSOR                  FC-562  ACER COMPUTER
FC-513  TANDY COMPUTER                  FC-563  CHAIR
FC-514  EPSON PRINTER                   FC-564  CHAIR
FC-515  SHARP FAX                       FC-565  WORKSTATION
FC-516  TABLE                           FC-566  MAGITRONIC COMPUTER
FC-517  SOFA                            FC-567  DESKJET 560 PRINTER
FC-518  CHAIR                           FC-568  STENO MACHINE
FC-519  CHAIR                           FC-569  IBM TYPEWRITER
FC-520  LONG TABLE                      FC-570  METAL SOFA
FC-521  SIDE TABLE                      FC-571  LARGE WOOD CABINET
FC-522  GLASS TABLE                     FC-572  TABLE
FC-523  CHAIR                           FC-573  AT&T MONITOR ONLY
FC-524  CABINET (4 DRAWER)              FC-574  CHAIR
FC-525  DESK                            FC-575  CHAIR
FC-526  DESK                            FC-576  CHAIR
FC-527  CHAIR                           FC-577  CHAIR
FC-528  CHAIR                           FC-578  DESK
FC-529  FILE CABINET (4 DRAWER)         FC-579  CREDENZA
FC-530  FILE CABINET (4 DRAWER)         FC-580  CHAIR (METAL FOLDING)
FC-531  FILE CABINET (4 DRAWER)         FC-581  CHAIR (METAL FOLDING)
FC-532  DESK                            FC-582  CHAIR (METAL FOLDING)
FC-533  CHI                             FC-583  CHAIR (METAL FOLDING)
FC-534  TABLE                           FC-584  CHAIR (METAL FOLDING)
FC-535  EPSON PRINTER                   FC-585  CHAIR (METAL FOLDING)
FC-536  TABLE                           FC-586  CHAIR (METAL FOLDING)
FC-537  IBM COMPUTER                    FC-587  CHAIR (METAL FOLDING)
FC-538  BOOKSHELF                       FC-588  CHAIR (METAL FOLDING)
FC-539  PANASONIC PRINTER               FC-589  CHAIR (CONFERENCE)
FC-540  MAGITRONIC COMPUTER             FC-590  CHAIR (CONFERENCE)
FC-541  FILE CABINET (4 DRAWER)         FC-591  CHAIR (CONFERENCE)
FC-542  FILE CABINET (4 DRAWER)         FC-592  CHAIR (CONFERENCE)
FC-543  MURATA FAX                      FC-593  CHAIR (CONFERENCE)
FC-544  FAX STAND                       FC-594  CHAIR (CONFERENCE)
FC-545  BOOKSHELF                       FC-595  CHAIR (CONFERENCE)
FC-546  TABLE                           FC-596  CHAIR (CONFERENCE)
FC-547  COMPUTER DESK                   FC-597  CHAIR (CONFERENCE)
FC-548  IBM COMPUTER                    FC-598  CHAIR (CONFERENCE)
FC-549  BOOKSHELF                       FC-599  CONFERENCE TABLE
FC-550  WORKSTATION                     FC-600  MAGNAVOX TV

FC-601  TV STAND                        FC-651  STENO MACHINE
FC-602  RCA VCR                         FC-652  LATERAL FILE (2 DRAWER, WOOD)
FC-603  CHAIR                           FC-653  BROTHER FAX
FC-604  CHAIR                           FC-654  BOOKCASE
FC-605  CHAIR                           FC-655  TANDY PRINTER
FC-606  CHAIR                           FC-656  PRINTER STAND
FC-607  LARGE METAL DESK                FC-657  FILE CABINET (2 DRAWER)
FC-608  DESK                            FC-658  DESK
FC-609  LARGE WOOD BOOKCASE             FC-659  CHAIR
FC-610  DRAWING TABLE                   FC-660  OVERHEAD MACHINE
FC-611  TABLE                           FC-661  CONFERENCE TABLE
FC-612  PITNEY BOWES POSTAGE MACHINE    FC-662  SHARP TV
FC-613  XEROX COPIER                    FC-663  RCA VCR
FC-614  CHAIR                           FC-664  TV STAND
FC-615  CHAIR                           FC-665  CHAIR (FOLDING)
FC-616  DESK                            FC-666  TABLE
FC-617  CHAIR                           FC-667  CHAIR (CONFERENCE)
FC-618  LAPTOP COMPUTER                 FC-668  CHAIR (CONFERENCE)
FC-619  MAGITRONIC MONITOR ONLY         FC-669  CHAIR (CONFERENCE)
FC-620  DESKJET 600 PRINTER             FC-670  CHAIR (CONFERENCE)
FC-621  CREDENZA                        FC-671  CHAIR (CONFERENCE)
FC-622  FILE CABINET (2 DRAWER)         FC-672  CHAIR (CONFERENCE)
FC-623  CHAIR                           FC-673  CHAIR (CONFERENCE)
FC-624  CHAIR                           FC-674  CHAIR (CONFERENCE)
FC-625  CHAIR                           FC-675  CHAIR (CONFERENCE)
FC-626  CHAIR                           FC-676  CHAIR
FC-627  CHAIR                           FC-677  IBM COMPUTER
FC-628  DESK (MANAGEMENT)               FC-678  IBM COMPUTER
FC-629  CREDENZA                        FC-679  IBM PRINTER
FC-630  CABINET (2 DOOR)                FC-680  AS400
FC-631  LAPTOP COMPUTER                 FC-681  AS400 BACKUP EQUIPMENT
FC-632  FILE CABINET (2 DRAWER)         FC-682  MODEM
FC-633  FILE CABINET (2 DRAWER)         FC-683  MODEM
FC-634  BOOKSHELF                       FC-684  MODEM
FC-635  DESKJET 540 PRINTER             FC-685  MODEM
FC-636  TABLE                           FC-686  COMPUTER ROOM PHONE
FC-637  METAL TABLE                     FC-687  PRIME PRINTER
FC-638  METAL TABLE                     FC-688  MICROSOFT NT SERVER
FC-639  CONFERENCE TABLE (SMALL)        FC-689  UPS SERVER
FC-640  CHAIR (CONFERENCE)              FC-690  NETWORK HUB & RACK
FC-641  CHAIR (CONFERENCE)              FC-691  NT MONITOR
FC-642  CHAIR (CONFERENCE)              FC-692  IBM COMPUTER
FC-643  CHAIR (CONFERENCE)              FC-693  PRIME MONITOR
FC-644  CHAIR                           FC-694  PRIME HUB
FC-645  CHAIR                           FC-695  PRIME MODEM
FC-646  BOOKCASE                        FC-696  PRIME SYSTEM
FC-647  CHAIR                           FC-697  PRIME ADD-ON
FC-648  DESK (MANAGENENT)               FC-698  UPS PRIME
FC-649  CHAIR                           FC-699  PRIME MONITOR
FC-650  CREDENZA                        FC-700  PRIME MONITOR

FC-701  IBM MONITOR                     FC-751  PHONE
FC-702  MEDIA FIRE FILE                 FC-752  PHONE
FC-703  TEKTRONIX COMPUTER              FC-753  PHONE
FC-704  LINE STABILIZER CONTAINER       FC-754  PHONE
FC-705  MICROCOM MODEM                  FC-755  PHONE
FC-706  A-B SWITCH BOX                  FC-756  PHONE
FC-707  A-B SWITCH BOX                  FC-757  PHONE
FC-708  A-B SWITCH BOX                  FC-758  PHONE
FC-709  CLOCK SOURCE/MODEM ELIMINATOR   FC-759  PHONE
FC-710  BOX OF DATACOM CABLES           FC-760  PHONE
FC-711  BOX OF MISCELLANEOUS CABLES     FC-761  PHONE
FC-712  METAL SHELVES                   FC-762  PHONE
FC-713  COMPUTER TABLE                  FC-763  PHONE
FC-714  METAL SHELVES                   FC-764  DRAWING RACK
FC-715  ROLLTOP TAPE CABINET            FC-765  PHONE
FC-716  CABINET (2 DOOR)                FC-766  PHONE
FC-717  IBM COMM. SWITCH BOX            FC-767  PHONE
FC-718  IBM COMM. SWITCH BOX            FC-768  PHONE
FC-719  IBM COMM. SWITCH BOX            FC-769  PHONE
FC-720  UNIVERSAL MODEM                 FC-770  PHONE
FC-721  PRINTRONIX PRINTER BOARD        FC-771  PHONE
FC-722  PC KEYBOARD                     FC-772  PHONE
FC-723  ROLLING CART                    FC-773  PHONE
FC-724  FILE CABINET (4 DRAWER)         FC-774  PHONE
FC-725  COMPUTER CABLE                  FC-775  PHONE
FC-726  PHONE CABLE                     FC-776  PHONE
FC-727  NETWORK CABLE                   FC-777  PHONE
FC-728  NETWORK CABLE                   FC-778  PHONE
FC-729  GOLDSTAR MONITOR                FC-779  PHONE
FC-730  COMPUTER CABLE                  FC-780  PHONE
FC-731  TABLE                           FC-781  PHONE
FC-732  CABINET (WOOD)                  FC-782  PHONE
FC-733  TABLE (WOOD)                    FC-783  PHONE
FC-734  CABINET (WOOD)                  FC-784  PHONE
FC-735  TABLE                           FC-785  PHONE
FC-736  PHONE                           FC-786  PHONE
FC-737  PHONE                           FC-787  PHONE
FC-738  PHONE                           FC-788  PHONE
FC-739  PHONE                           FC-789  PHONE
FC-740  PHONE                           FC-790  PHONE
FC-741  PHONE                           FC-791  PHONE
FC-742  PHONE                           FC-792  PHONE
FC-743  PHONE                           FC-793  PHONE
FC-744  PHONE                           FC-794  PHONE
FC-745  PHONE                           FC-795  PHONE
FC-746  PHONE                           FC-796  DRAWING RACK
FC-747  PHONE                           FC-797  ALL PARTITIONS USED BY FCAM
FC-748  PHONE                           FC-798  SCANNER (HP SCANJET 4P)
FC-749  PHONE                           FC-799  LATERAL FILE (2 DRAWER)
FC-750  PHONE                           FC-800  CARD FILE (7 DRAWER)

FC-801  FILE CABINET (4 DRAWER)              FC-851
FC-802  FILE CABINET (4 DRAWER)              FC-852
FC-803  FILE CABINET (4 DRAWER)              FC-853
FC-804  FILE CABINET (4 DRAWER)              FC-854
FC-805  FILE CABINET (4 DRAWER)              FC-855
FC-806  FILE CABINET (4 DRAWER)              FC-856
FC-807  FILE CABINET (4 DRAWER)              FC-857
FC-808  ALL FCAM WAREHOUSE STORAGE           FC-858
FC-809  ALL OTHER EQUIPMENT USED BY CAM      FC-859
FC-810                                       FC-860
FC-811                                       FC-861
FC-812                                       FC-862
FC-813                                       FC-863
FC-814                                       FC-864
FC-815                                       FC-865
FC-816                                       FC-866
FC-817                                       FC-867
FC-818                                       FC-868
FC-819                                       FC-869
FC-820                                       FC-870
FC-821                                       FC-871
FC-822                                       FC-872
FC-823                                       FC-873
FC-824                                       FC-874
FC-825                                       FC-875
FC-826                                       FC-876
FC-827                                       FC-877
FC-828                                       FC-878
FC-829                                       FC-879
FC-830                                       FC-880
FC-831                                       FC-881
FC-832                                       FC-882
FC-833                                       FC-883
FC-834                                       FC-884
FC-835                                       FC-885
FC-836                                       FC-886
FC-837                                       FC-887
FC-838                                       FC-888
FC-839                                       FC-889
FC-840                                       FC-890
FC-841                                       FC-891
FC-842                                       FC-892
FC-843                                       FC-893
FC-844                                       FC-894
FC-845                                       FC-895
FC-846                                       FC-896
FC-847                                       FC-897
FC-848                                       FC-898
FC-849                                       FC-899
FC-850                                       FC-900